UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017 (September 28, 2017)

CLOUD SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Park Plaza, Suite 400

Irvine, CA 92691

(Address of principal executive office)

(949) 769-3536

(Registrant's telephone number, including area code)

_________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01	CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On September 28, 2017, Cloud Security Corporation, a Nevada corporation (the “Company”) was notified by dbbmckennon (“DBBM”) that the firm has resigned as the registered independent registered public accountant.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in DBBM’s report on the financial statements for the year ended February 28, 2017 and February 29, 2016, DBBM’s reports on the financial statements of the Company for the year ended February 28, 2017 and February 29, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the most recent fiscal year and any subsequent interim period through DBBM's resignation on September 28, 2017, DBBM disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through September 28, 2017, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with DBBM’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the year ended February 28, 2017 and February 29, 2016, and subsequent interim unaudited financial statements through September 28, 2017, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company appointed TAAD LLP (“TAAD”) as the Company’s registered independent public accounting firm as of October 12, 2017. The decision to appoint TAAD was approved by the Board of Directors of the Company on October 13, 2017. TAAD was the former auditor of the Company between October 17, 2014 and April 30, 2015.

Between April 30, 2015 and October 12, 2017, the Company did not consult with TAAD regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to DBBM prior to the date of the filing of this report and requested that DBBM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from dbbmckennon dated October 13, 2017, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2017	CLOUD SECURITY CORPORATION

/s/ Michael R. Dunn
Name: Michael R. Dunn
Title: Chief Executive Officer
Chief Financial Officer

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